                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Partners Balanced Portfolios       Security Description: Corporate Bond
      -----------------------------------------                              --------------

Issuer: BANK OF AMERICA CORP                          Offering Type: US Registered
        --------------------                                          -------------
                                                      (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              In Compliance
     REQUIRED INFORMATION                               ANSWER          APPLICABLE RESTRICTION                  (Yes/No)
     --------------------                       ----------------------- ----------------------                -------------
1.   Offering Date                                    01/08/2013        None                                      N/A

2.   Trade Date                                       01/08/2013        Must be the same as #1                    Yes

3.   Unit Price of Offering                           99.444 USD        None                                      N/A

4.   Price Paid per Unit                              99.444 USD        Must not exceed #3                        Yes

5.   Years of Issuer's Operations                        > 3            Must be at least three years *            Yes

6.   Underwriting Type                                   Firm           Must be firm                              Yes

7.   Underwriting Spread                                0.450%          Sub-Adviser determination to be made      Yes

8.   Total Price paid by the Fund                      $75,000          None                                      N/A

9.   Total Size of Offering                         $3,000,000,000      None

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased
     by the same Sub-Adviser for other                                  #10 divided by #9 must not
     investment companies                            $200,000,000       exceed 25% **                             Yes

11.  Underwriter(s) from whom the Fund          Merrill Lynch, Pierce,
     purchased (attach a list of all syndicate      Fenner & Smith      Must not include Sub-Adviser
     members)                                        Incorporated       affiliates ***                            Yes

12.  If the affiliate was lead or co-lead
     manager, was the instruction listed below
     given to the broker(s) named in #11? ****           Yes            Must be "Yes" or "N/A"                    Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's lOf-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Partners Balanced Portfolio  Security Description: Corporate Bond
      ----------------------------------------                        --------------

Issuer: ALLSTATE CORP                           Offering Type: US Registered
        -------------                                          -------------
                                                (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                  In Compliance
     REQUIRED INFORMATION                               ANSWER       APPLICABLE RESTRICTION                         (Yes/No)
     --------------------                           ---------------- ----------------------                       -------------
1.   Offering Date                                    01/03/2013     None                                             N/A

2.   Trade Date                                       01/03/2013     Must be the same as #1                           Yes

3.   Unit Price of Offering                            25.00 USD     None                                             N/A

4.   Price Paid per Unit                               25.00 USD     Must not exceed #3                               Yes

5.   Years of Issuer's Operations                         > 3        Must be at least three years *                   Yes

6.   Underwriting Type                                   Firm        Must be firm                                     Yes

7.   Underwriting Spread                                1.3225%      Sub-Adviser determination to be made             Yes

8.   Total Price paid by the Fund                       $1,000       None                                             N/A

9.   Total Size of Offering                          $500,000,000    None                                             N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the
     same Sub-Adviser for other investment
     companies                                        $1,600,000     #10 divided by #9 must not exceed 25% **         Yes

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of all syndicate        J.P Morgan
     members)                                       Securities, LLC  Must not include Sub-Adviser affiliates ***      Yes

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         Yes        Must be "Yes" or "N/A"                           Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Partners Balanced Portfolio  Security Description: Corporate Bond
      ----------------------------------------                        --------------

Issuer: COMCAST CORP                            Offering Type: US Registered
        ------------                                           -------------
                                                (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                     In
                                                                                                                  Compliance
     REQUIRED INFORMATION                                ANSWER      APPLICABLE RESTRICTION                       (Yes/No)
     --------------------                            --------------- ----------------------                       ----------
1.   Offering Date                                     01/08/2013    None                                            N/A

2.   Trade Date                                        01/08/2013    Must be the same as # 1                         Yes

3.   Unit Price of Offering                            99.161 USD    None                                            N/A

4.   Price Paid per Unit                               99.161 USD    Must not exceed #3                              Yes

5.   Years of Issuer's Operations                         > 3        Must be at least three years *                  Yes

6.   Underwriting Type                                    Firm       Must be firm                                    Yes

7.   Underwriting Spread                                 0.650%      Sub-Adviser determination to be made            Yes

8.   Total Price paid by the Fund                       $30,000      None                                            N/A

9.   Total Size of Offering                          $1,700,000,000  None                                            N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same
     Sub-Adviser for other investment companies       $113,555,000   #10 divided by #9 must not exceed 25% **        Yes

11.  Underwriters) from whom the Fund purchased         Goldman,
     (attach a list of all syndicate members)          Sachs & Co    Must not include Sub-Adviser affiliates ***     Yes

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         Yes        Must be "Yes" or "N/A"                          Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule I44A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Partners Core Bond  Security Description: Corporate Bond
      -------------------------------                        --------------

Issuer: BANK OF AMERICA CORP           Offering Type: US Registered
        --------------------                          -------------
                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              In Compliance
     REQUIRED INFORMATION                               ANSWER          APPLICABLE RESTRICTION                  (Yes/No)
     --------------------                       ----------------------- ----------------------                -------------
1.   Offering Date                                    01/08/2013        None                                      N/A

2.   Trade Date                                       01/08/2013        Must be the same as # 1                   Yes

3.   Unit Price of Offering                           99.444 USD        None                                      N/A

4.   Price Paid per Unit                              99.444 USD        Must not exceed #3                        Yes

5.   Years of Issuer's Operations                        > 3            Must be at least three years *            Yes

6.   Underwriting Type                                   Firm           Must be firm                              Yes

7.   Underwriting Spread                                0.450%          Sub-Adviser determination to be made      Yes

8.   Total Price paid by the Fund                     $2,467,000        None                                      N/A

9.   Total Size of Offering                         $3,000,000,000      None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased
     by the same Sub-Adviser for other                                  #10 divided by #9 must not exceed
     investment companies                            $200,000,000       25% **                                    Yes

11.  Underwriter(s) from whom the Fund          Merrill Lynch, Pierce,
     purchased (attach a list of all syndicate      Fenner & Smith      Must not include Sub-Adviser
     members)                                        Incorporated       affiliates ***                            Yes

12.  If the affiliate was lead or co-lead
     manager, was the instruction listed below
     given to the broker(s) named in #11? ****           Yes            Must be "Yes" or "N/A"                    Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule I44A offering, must not exceed 25% of the total amount of same class sold to QlBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Partners Core Bond  Security Description: Corporate Bond
      -------------------------------                        --------------

Issuer: ALLSTATE CORP                  Offering Type: US Registered
        -------------                                 -------------
                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                              In Compliance
     REQUIRED INFORMATION                               ANSWER          APPLICABLE RESTRICTION                  (Yes/No)
     --------------------                       ----------------------- ----------------------                -------------
1.   Offering Date                                    01/03/2013        None                                      N/A

2.   Trade Date                                       01/03/2013        Must be the same as #1                    Yes

3.   Unit Price of Offering                           25.00 USD         None                                      N/A

4.   Price Paid per Unit                              25.00 USD         Must not exceed #3                        Yes

5.   Years of lssuer's Operations                        > 3            Must be at least three years *            Yes

6.   Underwriting Type                                   Firm           Must be firm                              Yes

7.   Underwriting Spread                               1.3225%          Sub-Adviser determination to be made      Yes

8.   Total Price paid by the Fund                      $30,000          None                                      N/A

9.   Total Size of Offering                          $500,000,000       None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased
     by the same Sub-Adviser for other                                  #10 divided by #9 must not exceed
     investment companies                             $1,600,000        25% **                                    Yes

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of all syndicate  J.P Morgan Securities,  Must not include Sub-Adviser
     members)                                            LLC            affiliates ***                            Yes

12.  If the affiliate was lead or co-lead
     manager, was the instruction listed below
     given to the broker(s) named in #11 ?
     ****                                                Yes            Must be "Yes'" or "N/A"                   Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: Transamerica Partners Core Bond                 Security Description: Corporate Bond
      -------------------------------                                       --------------

Issuer: COMCAST CORP                                  Offering Type: US Registered
        ------------                                                 -------------
                                                      (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                 In Compliance
     REQUIRED INFORMATION                               ANSWER      APPLICABLE RESTRICTION                         (Yes/No)
     --------------------                           --------------- ----------------------                       -------------
1.   Offering Date                                    01/08/2013    None                                             N/A

2.   Trade Date                                       01/08/2013    Must be the same as #1                           Yes

3.   Unit Price of Offering                           99.161 USD    None                                             N/A

4.   Price Paid per Unit                              99.161 USD    Must not exceed #3                               Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.   Underwriting Type                                   Firm       Must be firm                                     Yes

7.   Underwriting Spread                                0.650%      Sub-Adviser determination to be made             Yes

8.   Total Price paid by the Fund                      $981,000     None                                             N/A

9.   Total Size of Offering                         $1,700,000,000  None                                             N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the
     same Sub-Adviser for other investment
     companies                                       $113,555,000   #10 divided by #9 must not exceed 25% **         Yes

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of all syndicate         Goldman,
     members)                                         Sachs & Co    Must not include Sub-Adviser affiliates ***      Yes

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                        Yes        Must be "Yes" or "N/A"                           Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule I44A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.